SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 22, 2004

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)




              Delaware                   024996                13-3645702
  (State or other jurisdiction of      (Commission           (I.R.S. employer
   incorporation or organization)      file number)         identification no.)




            805 Third Avenue,
         New York, New York 10022                                  10022
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (212) 271-7640





         (Former name or former address, if changed since last report.)


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Item 2.  Acquisition or Disposition of Assets

      On June 22, 2004, Internet Commerce Corporation, a Delaware corporation ("Registrant"), completed the acquisition of Electronic Commerce Systems, Inc., a Georgia corporation ("ECS"). In accordance with the terms of the Agreement and Plan of Merger, dated May 25, 2004 (the "Merger Agreement"), ICC Acquisition Corporation, Inc., a Georgia corporation and a wholly owned subsidiary of Registrant, merged with and into ECS and ECS became a wholly owned subsidiary of Registrant (the "Merger"). Registrant has issued a total of 1,941,409 shares of its class A common stock in connection with the Merger, of which 345,183 shares were issued in exchange for $471,171.59 of outstanding debt ECS owed to certain of its shareholders and in payment of ECS's legal fees. The foregoing description of the Merger Agreement and the Merger is qualified in its entirety by reference to the Merger Agreement, the form of which was filed as an exhibit to Registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 25, 2004.

      The Registrant has undertaken to file a registration statement under the Securities Act of 1933, as amended, to cover the resale of its shares of class A common stock issued pursuant to the Merger Agreement and to maintain the effectiveness of the registration statement for one year from the completion of the Merger. A copy of the Registration Rights Undertaking is filed as Exhibit
4.12 to this Current Report in Form 8-K and is hereby incorporated herein by reference. The foregoing description of this Registration Rights Undertaking is qualified in its entirety by reference to the Registration Rights Undertaking filed as Exhibit 4.12 to this Current Report on Form 8-K.

      Mr. Donald K. Harkleroad, chairman of ECS, was elected to the Board of Directors of Registrant for a term expiring at the next annual meeting of stockholders of Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (a) Financial Statements of Businesses Acquired.

              The financial statements required by Item 7(a) in this Current Report on Form 8-K with respect to the business acquired will be filed as soon as practicable, but in any event no later than seventy-five (75) days after June 22, 2004, the date of the occurrence required to be reported on this Current Report on Form 8-K.

          (b) Pro Forma Financial Information.

              Any pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed as soon as practicable, but in any event no later than seventy-five (75) days after June 22, 2004, the date of the occurrence required to be reported on this Current Report on Form 8-K.

          (c) Exhibits

              4.12  Registration Rights Undertaking dated June 22, 2004



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 22, 2004


                                    INTERNET COMMERCE CORPORATION



                                    By: /s/ Tom Stallings
                                       --------------------------------
                                       Name:  Tom Stallings
                                       Title: Chief Executive Officer



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